UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2023

Aerojet Rocketdyne Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500
El Segundo, California 90245
(Address of Principal Executive Offices) (Zip Code)

(310) 252-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 16, 2023, Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 17, 2022, by and among the Company, L3Harris Technologies, Inc., a Delaware corporation (“L3Harris”), and Aquila Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of L3Harris (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of L3Harris.

As of February 9, 2023, the record date for the Special Meeting, there were 80,677,246 shares of common stock, par value $0.10 per share, of the Company (“Common Stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting.  At the Special Meeting, a total of 63,858,467 shares of Common Stock, representing approximately 79% of the shares issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	The approval and adoption of the Merger Agreement and the transactions contemplated thereby;

(2)	The non-binding, advisory proposal to approve certain compensation payable to the Company’s named executive officers in connection with the Merger; and

(3)
The adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and the transactions contemplated thereby at the time of the Special Meeting.

The proposal to approve and adopt the Merger Agreement was approved by the requisite vote of the Company’s stockholders.  The final voting results for each proposal are described below.  For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2023.

1.	Proposal to approve and adopt the Merger Agreement:

For	Against	Abstain
63,645,125	95,094	118,248

2.	Proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger:

For	Against	Abstain
30,889,156	32,526,110	443,201

3.
Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum. This proposal was not presented at the Special Meeting, as there were sufficient votes to approve and adopt the Merger Agreement.

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various customary conditions, including, among others, regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  As of the date of this report, the Company continues to expect to complete the Merger by the end of calendar year 2023.

Item 8.01	Other Events.

On March 16, 2023, the Company issued a press release announcing that its stockholders had approved and adopted the Merger Agreement at the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 16, 2023.

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, uncertainties as to the timing of the consummation of the transaction or whether it will be consummated at all (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), adverse effects on the market price of the Company’s common stock and on the Company’s operating results if the transaction is not consummated for any reason, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic or geopolitical conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 15, 2023 with the SEC.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2023

AEROJET ROCKETDYNE HOLDINGS, INC.

	By:	/s/ Joseph E. Chontos
Name: Joseph E. Chontos
Title: General Counsel & Corporate Secretary